CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund

                            Supplement to Prospectus
                              dated April 30, 1997

     The Board of Trustees of Clearwater Investment Trust (the "Trust") on behalf of Clearwater Growth Fund (the "Fund") has terminated SIT Investment Associates, Inc. ("SIT") as the Fund's subadviser. The Board on behalf of the Fund appointed Parametric Portfolio Associates, Inc. ("Parametric"), a registered investment adviser, as the Fund's new subadviser. As of the close of business on October 31, 1997, portfolio management services for the Fund will be provided by Parametric and will no longer be provided by SIT. As of November 1, 1997, all references to SIT in the Prospectus are hereby deleted.

     The Trust's Board of Trustees has approved a decrease in the rate of the management fee that is paid by the Trust to Clearwater Management Company, Inc. ("CMC") to an annual rate of 0.45% of the Growth Fund's net assets. From this management fee, CMC pays the Fund's subadvisory fee to Parametric at an annual rate of 0.15% of the Fund's net assets under Parametric's management, the Fund's other expenses, and reimburses itself for the expenses it incurs in providing management services to the Fund. The Fund has no direct responsibility to pay the subadvisory fee to Parametric.

     Parametric was founded in 1987 as a global equity manager and is a sub-partnership of PIMCO Advisors, L.P., a publicly traded investment management organization. Parametric is located at 701 Fifth Avenue, Suite 7310, Seattle, Washington 98104-7090. Parametric combines indexing with tax management to increase the potential for higher after-tax return for taxable investors. The Fund's portfolio manager are:

          David Stein, Managing Director, Chief Investment Officer. Mr Stein is Chief Investment Officer at Parametric and leads the investment, research and product development activities. In addition, Mr. Stein chairs
     Parametric's Investment Policy Committee. Prior to joining Parametric in 1996, Mr. Stein held positions as Director of Investment Research at GTE Investment Management (1995-1996); Director of Active Equity Strategies at the Vanguard Group (1994-1995); and Director of Quantitative Portfoilo
     Management and Research at IBM Retirement Funds (1997-1994). Mr. Stein holds a Ph.D. from Harvard University in Applied Mathematics and M.S. and B.S. degrees from the University of Witwatersrand, South Africa.

          Brian Lanstraat, CFA, Senior Investment Manager. Mr. Lanstraat is responsible for product development in the areas of taxable and international investing. Since joining Parametric in 1990 he has held positions in portfolio administration, marketing and client service. A member of Parametric's Investment Policy Committee, Mr. Lanstraat is involved in both the development of new strategies and the maintenance and evolution of Parametric's current investment activities. Mr. Langstraat received a B.A. in Economics from the University of Washington, and is a Chartered Financial Analyst.

          Linda  Mauzy,  CFA,  Director  of  Account  Management.  Ms.  Mauzy is


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     Director  of  Account  Management  and  oversees   Parametric's   portfolio
     administration and trading functions. A Parametric employee from 1988-1991 Ms. Mauzy spent 1991-1992 as Vice President and Portfolio Manager at GW Capital before rejoining Parametric in 1992. Ms. Mauzyreceived a B.A. in Chemistry from California State University and an M.A. in Economics from the University of California. She is a Chartered Financial Analyst and a Trustee of the Seattle Society of Financial Analysts.

     The discussion of the Fund's investment objectives and policies in the Prospectus on p. 6 under the caption "Growth Fund" is supplemented as follows:

     The Fund's fundamental investment objective is long-term capital growth. As a secondary objective, the Fund seeks current investment income. To achieve its objective, the Fund will be passively managed to track the Russell 1000 Index(R) (the "Index").1 The Index is comprised of securities of the largest 1000 public companies in the United States equity markets and is capitalization weighted.

     The Fund attempts to track the investment results of the Index by investing in all 1000 or a statistical sampling of the common stocks that comprise the Index. Unlike other equity funds that seek to outperform stock market averages, the Fund seeks to track the Index to provide a return that matches that of the benchmark. However, because the Fund is also managed to reduce tax liability to the Fund's shareholders and bears certain expenses not factored into the performance of the Index, the Fund will not track the performance of the Index perfectly. To the extent the Fund tracks the Index, the Fund will not pursue opportunities for total return by investing in companies that are not included in the Index.

     Parametric believes that this passive portfolio management strategy, combined with tax management techniques, will provide the best opportunity for the optimal level of after tax total return for the Fund's shareholders. Passive portfolio management will limit the Fund's portfolio turnover rate to the lowest possible level. Low turnover improves the opportunity for higher after-tax performance because realization of capital gains can be deferred.

     Under normal circumstances, the Fund will invest substantially all of its assets in the common stocks of companies represented in the Index. The Fund may invest in certain short-term fixed-income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 1% of the Fund's total assets. The Fund intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the Index.

     The Fund may also invest in stock and stock index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund's use of futures and options will be limited by the Fund's avoidance of tax liability and its low turnover rate.

     The Fund may purchase securities on a when-issued basis and may

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1 "Russell 1000 Index" is a registered  trademark of the Frank Russell  Company.
Neither  the Trust,  CMC or  Parametric  is  affiliated  with the Frank  Russell
Company.


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purchase or sell securities on a delayed  delivery  basis.  These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date. The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box).

     To reduce the potential for realization of capital gain from disposition of portfolio securities, Parametric intends to gradually align the Fund's portfolio with the Index over a period of several years. Until the Fund's portfolio is aligned with the Index, the Fund may continue to hold common stocks, fixed-income securities and foreign securities in amounts that do not match the weightings in the Index. See "Investment Policies and Investments Common to Both Funds--Equity Securities; Fixed Income Securities; Foreign Securities; U.S. Government Securities; and Temporary Defensive Investments" in the Prospectus.

October 12, 1997

















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                           CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund

     Supplement to Statement of Additional Information dated April 30, 1997

     The Board of Trustees of Clearwater Investment Trust (the "Trust") on behalf of Clearwater Growth Fund (the "Fund") has terminated SIT Investment Associates, Inc. ("SIT") as the Fund's subadviser. The Board on behalf of the Fund appointed Parametric Portfolio Associates, Inc. ("Parametric"), a registered investment adviser, as the Fund's new subadviser. As of the close of business on October 31, 1997, portfolio management services for the Fund will be provided by Parametric and will no longer be provided by SIT. As of November 1, 1997, all references to SIT in the Statement of Additional Information are deleted, except references to the subadvisory fees paid to SIT for periods prior to November 1, 1997.

     The discussion of Covered Call Options under the caption "Objectives, Investment Policies and Restrictions" on page B-2 is supplemented for Growth Fund as follows:

     Options on Securities and Securities Indices. The Fund may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Subadviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Subadviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Subadviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options will be limited by the Fund's policy to have a very low portfolio turnover rate.

     Futures Contracts and Options on Futures Contracts. To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities and securities indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions,


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

if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Subadviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     The following disclosure is added to the information under the caption "Objectives, Investment Policies and Restrictions":

     Short Sales Against the Box. The Growth Fund may engage in short sales against the box. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined a the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

October 12, 1997
















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